UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2012

LUSTROS INC.
(Exact name of Registrant as specified in its charter)

Utah	000-30215	87-9369569
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1005 South Center Redlands, CA 92373 (Address of principal executive offices) Phone: (909) 253-0774 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Auditor

On June 28, 2012, we dismissed Gruber & Company, LLC as our independent auditor.  This dismissal of Gruber & Company was approved by our board of directors (we have no audit committee).

Gruber & Company’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2011, December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each of such reports contained a going concern qualification.

During the years ended December 31, 2011 and December 31, 2010 and the interim period between December 31, 2011 and June 28, 2012: (i) there were no disagreements between our company and Gruber & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Gruber & Company’s satisfaction, would have caused Gruber & Company to make reference to the subject matter of the disagreement in connection with its report for such years; and (ii) Gruber & Company did not advise us of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

We provided Gruber & Company with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission.  We requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to Gruber & Company.

(b) New Independent Auditor

On June 28, 2012, we engaged De Joya Griffith & Company, LLC (“De Joya Griffith”) to serve as our independent auditors for the fiscal year ending December 31, 2012.  The engagement of De Joya Griffith was approved by our board of directors.

During the years ended December 31, 2011 and December 31, 2010 and the interim period between December 31, 2011 and June 28, 2012, neither we nor anyone acting on our behalf consulted De Joya Griffith regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.                                Description of Exhibit

16.1	Letter from Gruber & Company, LLC to be filed forthwith by amendment, to the Securities and Exchange Commission regarding statements included in this form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSTROS INC.
Date: June 28, 2012	By: /s/ Zirk Engelbrecht
Zirk Engelbrecht
Chief Executive Officer

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